Tompkins Financial Corporation 8-K

Exhibit 99.1

For more information contact: Stephen S. Romaine, President & CEO Francis M. Fetsko, CFO & COO Tompkins Financial Corporation (888) 503-5753

For Immediate Release

Friday, July 25, 2014

Tompkins Financial Corporation Reports Record Second Quarter Earnings

ITHACA, NY – Tompkins Financial Corporation (NYSEMKT:TMP)

Tompkins Financial Corporation reported net income of $13.1 million for the second quarter of 2014, an increase of 18.7% from the $11.0 million reported for the same period in 2013. Diluted earnings per share were $0.87 for the second quarter of 2014, a 16.0% increase from $0.75 reported for the second quarter of 2013. This represents the best second quarter in Company history.

For the year-to-date period ended June 30, 2014, net income was $25.6 million, an increase of 13.8% from the $22.5 million reported for the same period in 2013. Diluted earnings per share were $1.72 for the year-to-date period ended June 30, 2014, up 11.0% compared to the $1.55 per share reported for the same period last year.

Prior period results included in this press release were impacted by certain non-recurring items, which are more fully described in the non-GAAP disclosure tables included with this press release.

President and CEO, Stephen S. Romaine said “We are very pleased with the earnings growth for both quarter and year to date periods. Growth in loans, securities, and core deposits contributed to improvement in net interest income. Meanwhile, a low level of net charge-offs and reductions in nonperforming asset levels resulted in a modest provision expense for the quarter.”

Selected highlights FOR second QUARTER:

▪	Diluted earnings per share for the quarter and six months ended June 30, 2014, reflect the best second quarter and year-to-date results in the Company’s history.

▪	Net interest income of $40.5 million was up 1.7% from the same period last year.

▪	Provision expense declined to $67,000 for the second quarter of 2014, compared to $2.5 million for the same period in 2013.

▪	Credit quality improved with total non-performing assets at June 30, 2014 down 18.0% from the most recent prior quarter, and down 24.0% from the same period last year.

▪	Total loans at June 30, 2014 were up 5.7% over the same period in 2013, and were up an annualized 2.2% over year-end 2013.

▪	Core deposits (total deposits less time deposit greater than $250,000, brokered deposits, and municipal money market deposits) at June 30, 2014 were up 2.0% when compared to the same period in 2013.

▪	Tangible book value per share has increased for the fourth consecutive quarter, and is up 16.3% from the second quarter of 2013. Refer to Non-GAAP disclosure for additional details on tangible book value per share.

▪	Annualized return on average equity was 10.91% for the quarter ended June 30, 2014, compared to 9.87% for the same period in 2013.

NET INTEREST INCOME

Net interest income of $40.5 million for the second quarter of 2014 increased 1.73% compared to $39.8 million reported for the same period in 2013. The net interest margin for the second quarter of 2014 was 3.55%, compared to 3.58% for the same period in 2013. For the year-to-date period, net interest income of $80.5 million was up 3.2% from the prior year. The net interest margin of 3.58% for the first six months of 2014 was relatively unchanged from the 3.59% reported in the first six months of 2013.

NONINTEREST INCOME

Noninterest income was $17.7 million for the second quarter of 2014, up 7.1% compared to the same period last year. For the first six months of 2014, noninterest income was up 3.6% over the same period in 2013.

Noninterest income represented 30.4% of total revenue for the second quarter of 2014, compared to 29.3% for the same period in 2013. Fee based revenue related to wealth management, deposit fees, and card services fees, were all up from the same period in 2013, while insurance revenues were down 1.7% compared to the same period prior year.

NONINTEREST EXPENSE

Noninterest expense was $38.9 million for the second quarter of 2014, up 3.1% compared to the second quarter of 2013. For the year-to-date period, noninterest expense was up 2.4% from the same period in 2013. The increase in noninterest expense compared to the same period prior year is mainly a result of higher salary and wages expense. Non-employee related expenses for the second quarter of 2014 were relatively unchanged from the same quarter last year.

ASSET QUALITY

Asset quality trends improved in nearly all categories during the quarter. Substandard and Special Mention loans declined by $70.3 million from the same period last year, and by $27.6 million from the most recent prior quarter. The percentage of nonperforming loans and leases to total loans and leases improved to 0.83% at June 30, 2014, compared to 1.28% reported at June 30, 2013. The percentage of nonperforming assets to total assets improved to 0.66%, which is the lowest this percentage has been over the past 21 quarters, and remains well below the most recent peer average of 1.56% by the Federal Reserve.1

Provision for loan and lease losses was $67,000 for the second quarter of 2014, down from $2.5 million reported in the second quarter of 2013. Net loan and lease charge-offs totaled $564,000 in the second quarter of 2014, down from $1.7 million in the second quarter of 2013.

The Company's allowance for originated loan and lease losses totaled $26.8 million at June 30, 2014, which represented 1.02% of total originated loans, compared to $24.9 million or 1.08% at June 30, 2013 and $26.7 million or 1.04% at March 31, 2014. The increase in the allowance when compared to the same period last year was mainly a result of loan growth and was partially offset by improved asset quality. The allowance for loan and lease losses covered 103.08% of nonperforming loans and leases as of June 30, 2014, up from 64.99% at June 30, 2013 and 78.88% at the most recent prior quarter.

CAPITAL POSITION

Capital ratios remain well above the regulatory well capitalized minimums. Tier 1 capital to average assets improved for the sixth consecutive quarter, to 8.79% at June 30, 2014, and the ratio of total capital to risk-weighted assets was 13.92%, up from 13.34% at June 30, 2013.

ABOUT TOMPKINS FINANCIAL CORPORATION

Tompkins Financial Corporation is a financial services company serving the Central, Western, and Hudson Valley regions of New York and the Southeastern region of Pennsylvania. Headquartered in Ithaca, NY, Tompkins Financial is parent to Tompkins Trust Company, The Bank of Castile, Mahopac Bank, VIST Bank, Tompkins Insurance Agencies, Inc., and offers wealth management services through Tompkins Financial Advisors. For more information on Tompkins Financial, visit www.tompkinsfinancial.com.

NON-GAAP MEASURES

This press release contains financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America (GAAP). Where non-GAAP disclosures are used in this press release, the comparable GAAP measure, as well as reconciliation to the comparable GAAP measure, is provided in the accompanying tables. Management believes that these non-GAAP measures provide useful information. Non-GAAP measures should not be considered a substitute for financial measures determined in accordance with GAAP and investors should consider the Company’s performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of the Company. See “Tompkins Financial Corporation - Summary Financial Data (Unaudited)” tables for Non-GAAP related calculations.

"Safe Harbor" Statement under the Private Securities Litigation Reform of 1995:

This press release may include forward-looking statements with respect to revenue sources, growth, market risk, and corporate objectives. The Company assumes no duty, and specifically disclaims any obligation, to update forward-looking statements, and cautions that these statements are subject to numerous assumptions, risks, and uncertainties, all of which could change over time. Actual results could differ materially from forward-looking statements.

TOMPKINS FINANCIAL CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CONDITION

(In thousands, except share and per share data) (Unaudited)	As of	As of
ASSETS	06/30/2014	12/31/2013

Cash and noninterest bearing balances due from banks	$82,640	$82,163
Interest bearing balances due from banks	779	721
Cash and Cash Equivalents	83,419	82,884

Trading securities, at fair value	10,009	10,991
Available-for-sale securities, at fair value (amortized cost of $1,373,243 at June 30,
2014 and $1,368,736 at December 31, 2013)	1,379,254	1,354,811
Held-to-maturity securities, at amortized cost (fair value of $31,629 at June 30, 2014
and $19,625 at December 31, 2013)	30,963	18,980
Originated loans and leases, net of unearned income and deferred costs and fees	2,610,289	2,527,244
Acquired loans and leases, covered	22,165	25,868
Acquired loans and leases, non-covered	596,514	641,172
Less: Allowance for loan and lease losses	27,517	27,970
Net Loans and Leases	3,201,451	3,166,314

FDIC Indemnification Asset	3,490	4,790
Federal Home Loan Bank stock	21,028	25,041
Bank premises and equipment, net	58,808	55,932
Corporate owned life insurance	72,812	69,335
Goodwill	92,243	92,140
Other intangible assets, net	15,485	16,298
Accrued interest and other assets	88,859	105,523
Total Assets	$5,057,821	$5,003,039

LIABILITIES
Deposits:
Interest bearing:
Checking, savings and money market	2,239,259	2,190,616
Time	901,650	865,702
Noninterest bearing	903,480	890,898
Total Deposits	4,044,389	3,947,216

Federal funds purchased and securities sold under agreements to repurchase	144,796	167,724
Other borrowings, including certain amounts at fair value of $11,164 at June 30, 2014
and $11,292 at December 31, 2013	287,158	331,531
Trust preferred debentures	37,254	37,169
Other liabilities	54,987	61,460
Total Liabilities	$4,568,584	$4,545,100

EQUITY
Tompkins Financial Corporation shareholders' equity:
Common Stock - par value $.10 per share: Authorized 25,000,000 shares; Issued:
14,889,349 at June 30, 2014; and 14,785,007 at December 31, 2013	1,489	1,479
Additional paid-in capital	351,324	346,096
Retained earnings	150,893	137,102
Accumulated other comprehensive loss	(12,835)	(25,119)
Treasury stock, at cost – 106,129 shares at June 30, 2014, and 105,449 shares
at December 31, 2013	(3,151)	(3,071)

Total Tompkins Financial Corporation Shareholders’ Equity	487,720	456,487
Noncontrolling interests	1,517	1,452
Total Equity	$489,237	$457,939
Total Liabilities and Equity	$5,057,821	$5,003,039

See notes to consolidated financial statements

TOMPKINS FINANCIAL CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME

	Three Months Ended		Six Months Ended
(In thousands, except per share data) (Unaudited)	06/30/2014	06/30/2013	06/30/2014	06/30/2013
INTEREST AND DIVIDEND INCOME
Loans	$37,348	$37,550	$74,302	$73,979
Due from banks	0	1	1	8
Trading securities	107	160	219	325
Available-for-sale securities	7,984	7,912	15,920	15,392
Held-to-maturity securities	186	177	338	368
Federal Home Loan Bank stock and Federal Reserve Bank stock	194	160	404	345
Total Interest and Dividend Income	45,819	45,960	91,184	90,417
INTEREST EXPENSE
Time certificates of deposits of $100,000 or more	951	1,239	1,903	2,443
Other deposits	1,826	2,016	3,616	4,198
Federal funds purchased and securities sold under agreements to
repurchase	763	966	1,580	1,976
Trust preferred debentures	571	690	1,141	1,377
Other borrowings	1,192	1,223	2,401	2,391
Total Interest Expense	5,303	6,134	10,641	12,385
Net Interest Income	40,516	39,826	80,543	78,032
Less: Provision for loan and lease losses	67	2,489	810	3,527
Net Interest Income After Provision for Loan and Lease Losses	40,449	37,337	79,733	74,505
NONINTEREST INCOME
Insurance commissions and fees	7,046	7,167	14,303	14,428
Investment services income	3,902	3,698	7,912	7,486
Service charges on deposit accounts	2,388	2,024	4,504	3,932
Card services income	1,920	1,690	4,032	3,428
Mark-to-market loss on trading securities	(34)	(270)	(93)	(385)
Mark-to-market gain on liabilities held at fair value	63	347	128	424
Other income	2,399	1,810	4,238	4,176
Gain on sale of available-for-sale securities	36	75	130	442
Total Noninterest Income	17,720	16,541	35,154	33,931
NONINTEREST EXPENSES
Salaries and wages	17,660	16,291	34,306	31,863
Pension and other employee benefits	4,978	5,338	11,023	11,408
Net occupancy expense of premises	3,066	2,954	6,326	6,015
Furniture and fixture expense	1,459	1,462	2,796	2,919
FDIC insurance	735	821	1,546	1,593
Amortization of intangible assets	525	547	1,052	1,104
Merger related expenses	0	37	0	233
Other operating expense	10,505	10,327	20,089	20,163
Total Noninterest Expenses	38,928	37,777	77,138	75,298
Income Before Income Tax Expense	19,241	16,101	37,749	33,138
Income Tax Expense	6,148	5,061	12,054	10,557
Net Income attributable to Noncontrolling Interests and Tompkins Financial Corporation	13,093	11,040	25,695	22,581
Less: Net income attributable to noncontrolling interests	32	33	65	65
Net Income Attributable to Tompkins Financial Corporation	$13,061	$11,007	$25,630	$22,516
Basic Earnings Per Share	$0.88	$0.76	$1.73	$1.55
Diluted Earnings Per Share	$0.87	$0.75	$1.72	$1.55

See notes to consolidated financial statements

Average Consolidated Statements of Condition and Net Interest Analysis (Unaudited)

	Quarter Ended			Year to Date Period Ended			Year to Date Period Ended
	June 30, 2014			June 30, 2014			June 30, 2013
	Average			Average			Average
	Balance		Average	Balance		Average	Balance		Average
(Dollar amounts in thousands)	(QTD)	Interest	Yield/Rate	(YTD)	Interest	Yield/Rate	(YTD)	Interest	Yield/Rate
ASSETS
Interest-earning assets
Interest-bearing balances due from banks	$746	$—	0.00%	$885	$1	0.23%	$2,760	$8	0.58%
Securities (4)
U.S. Government securities	1,317,080	7,504	2.29%	1,301,015	14,877	2.31%	1,342,524	14,060	2.11%
Trading securities	10,338	107	4.15%	10,584	219	4.17%	15,732	325	4.17%
State and municipal (5)	91,870	1,017	4.44%	89,964	2,127	4.77%	99,179	2,558	5.20%
Other securities (5)	4,269	32	3.01%	4,729	76	3.24%	8,295	150	3.65%
Total securities	1,423,557	8,660	2.44%	1,406,292	17,299	2.48%	1,465,730	17,093	2.35%
FHLBNY and FRB stock	21,196	194	3.67%	20,670	404	3.94%	20,942	345	3.32%

Total loans and leases, net of unearned income (5)(6)	3,221,223	37,762	4.70%	3,206,950	75,161	4.73%	3,001,458	74,906	5.03%
Total interest-earning assets	4,666,722	46,616	4.01%	4,634,797	92,865	4.04%	4,490,890	92,352	4.15%

Other assets	363,673			371,552			442,103

Total assets	5,030,395			5,006,349			4,932,993

LIABILITIES & EQUITY
Deposits
Interest-bearing deposits
Interest bearing checking, savings, & money market	2,257,254	1,114	0.20%	2,272,478	2,211	0.20%	2,255,128	2,682	0.24%
Time deposits	901,602	1,663	0.74%	895,073	3,308	0.75%	970,239	3,959	0.82%
Total interest-bearing deposits	3,158,856	2,777	0.35%	3,167,551	5,519	0.35%	3,225,367	6,641	0.42%

Federal funds purchased & securities sold under
agreements to repurchase	145,623	763	2.10%	153,939	1,580	2.07%	187,289	1,976	2.13%
Other borrowings	278,424	1,192	1.72%	263,633	2,401	1.84%	181,292	2,391	2.66%
Trust preferred debentures	37,227	571	6.15%	37,205	1,141	6.18%	43,683	1,377	6.36%
Total interest-bearing liabilities	3,620,130	5,303	0.59%	3,622,328	10,641	0.59%	3,637,631	12,385	0.69%

Noninterest bearing deposits	877,219			856,161			778,201
Accrued expenses and other liabilities	52,983			53,539			71,969
Total liabilities	4,550,332			4,532,028			4,487,801

Tompkins Financial Corporation Shareholders’ equity	478,561			472,836			443,708
Noncontrolling interest	1,502			1,485			1,484
Total equity	480,063			474,321			445,192

Total liabilities and equity	$5,030,395			$5,006,349			$4,932,993
Interest rate spread			3.42%			3.45%			3.46%
Net interest income/margin on earning assets		41,313	3.55%		82,224	3.58%		79,967	3.59%

Tax Equivalent Adjustment		(797)			(1,681)			(1,935)

Net interest income per consolidated financial statements		$40,516			$80,543			$78,032

Tompkins Financial Corporation - Summary Financial Data (Unaudited)

(In thousands, except per share data)	Quarter-Ended					Year-Ended
	Jun-14	Mar-14	Dec-13	Sep-13	Jun-13	Dec-13

Period End Balance Sheet
Securities	$1,420,226	$1,408,918	$1,384,782	$1,390,233	$1,469,315	$1,384,782
Originated loans and leases, net of unearned income and deferred costs and fees (2)	2,610,289	2,555,522	2,527,244	2,420,695	2,309,232	2,527,244
Acquired loans and leases (3)	618,679	648,690	667,040	698,617	745,951	667,040
Allowance for loan and lease losses	27,517	28,014	27,970	26,408	25,458	27,970
Total assets	5,057,821	5,041,800	5,003,039	4,932,428	4,931,883	5,003,039
Total deposits	4,044,389	4,105,170	3,947,216	3,972,756	3,912,910	3,947,216
Federal funds purchased and securities sold under agreements to repurchase	144,796	158,794	167,724	162,117	171,498	167,724
Other borrowings	287,158	214,616	331,531	242,177	299,098	331,531
Trust preferred debentures	37,254	37,211	37,169	37,127	43,703	37,169
Shareholders' equity	489,237	473,822	457,939	444,276	431,894	457,939

Average Balance Sheet
Average earning assets	$4,666,722	$4,602,517	$4,571,099	$4,533,603	$4,571,428	$4,521,873
Average assets	5,030,395	4,982,033	4,950,476	4,897,678	4,965,895	4,928,499
Average interest-bearing liabilities	3,620,130	3,624,555	3,574,803	3,572,708	3,663,230	3,605,430
Average equity	480,063	468,515	449,445	434,482	447,088	443,565

Share data
Weighted average shares outstanding (basic)	14,709,881	14,644,548	14,589,120	14,515,053	14,427,838	14,477,617
Weighted average shares outstanding (diluted)	14,821,191	14,775,386	14,731,786	14,622,512	14,496,859	14,573,919
Period-end shares outstanding	14,853,439	14,829,007	14,749,097	14,692,671	14,599,558	14,749,097
Book value per share	32.94	31.95	31.05	30.24	29.58	31.05
Tangible book value per share (Non-GAAP)	25.68	24.65	23.70	22.82	22.08	23.70

Income Statement
Net interest income	$40,516	$40,027	$42,624	$40,473	$39,826	$161,129
Provision for loan/lease losses	67	743	585	2,049	2,489	6,161
Noninterest income	17,720	17,434	17,439	18,528	16,541	69,898
Noninterest expense	38,928	38,210	40,251	37,554	37,777	153,102
Income tax expense	6,148	5,906	4,905	5,316	5,061	20,777
Net income attributable to Tompkins Financial Corporation	13,061	12,602	14,290	14,049	11,007	50,856
Noncontrolling interests	32	33	32	33	33	131
Basic earnings per share (9)	$0.88	$0.85	$0.97	$0.96	$0.76	$3.48
Diluted earnings per share (9)	$0.87	$0.84	$0.96	$0.95	$0.75	$3.46

Nonperforming Assets
Originated nonaccrual loans and leases	$16,918	$26,974	$29,875	$33,881	$32,100	$29,875
Acquired nonaccrual loans and leases	5,907	6,936	8,508	8,008	6,916	8,508
Originated loans and leases 90 days past due and accruing	543	339	607	1,217	156	607
Troubled debt restructurings not included above	3,327	1,266	45	46	0	45
Total nonperforming loans and leases	26,695	35,515	39,035	43,152	39,172	39,035
OREO (8)	6,795	5,351	4,253	6,264	4,918	4,253
Total nonperforming assets	33,490	40,866	43,288	49,416	44,090	43,288

Tompkins Financial Corporation - Summary Financial Data (Unaudited) - continued
	Quarter-Ended					Year-Ended
Delinquency - Originated loan and lease portfolio	Jun-14	Mar-14	Dec-13	Sep-13	Jun-13	Dec-13
Loans and leases 30-89 days past due and
accruing (2)	$5,221	$5,660	$5,762	$12,193	$9,597	$5,762
Loans and leases 90 days past due and accruing (2)	543	339	607	1,217	156	607
Total originated loans and leases past due and accruing (2)	5,764	5,999	6,369	13,410	9,753	6,369

Delinquency - Acquired loan and lease portfolio
Covered loans and leases 30-89 days past due and accruing (3)(7)	0	635	0	1,132	1,613	0
Covered loans and leases 90 days or more past
due and accruing (3)(7)	904	1,135	2,416	2,980	3,091	2,416
Non-covered loans and leases 30-89 days past
due and accruing (3)(7)	1,620	2,293	1,532	6,887	5,591	1,532
Non-covered loans and leases 90 days past
due and accruing (3)(7)	3,048	3,746	4,557	10,521	13,324	4,557
Total acquired loans and leases past due and accruing	5,572	7,809	8,505	21,520	23,619	8,505

Total loans and leases past due and accruing	$11,336	$13,808	$14,874	$34,930	$33,372	$14,874

Allowance for Loan Losses - Originated loan and lease portfolio
Balance at beginning of period	$26,661	$26,700	$25,722	$24,853	$24,598	$24,643
Provision for loan and lease losses	(56)	511	(325)	1,499	(994)	1,000
Net loan and lease (recoveries) charge-offs	(147)	550	(1,303)	630	(1,249)	(1,057)
Allowance for loan and lease losses (originated	26,752	26,661	26,700	25,722	24,853	26,700
loan portfolio) - balance at end of period

Allowance for Loan Losses - Acquired loan and lease portfolio
Balance at beginning of period	$1,353	$1,270	$686	$605	$63	$0
Provision for loan and lease losses	123	232	910	549	3,483	5,161
Net loan and lease charge-offs	711	149	326	468	2,941	3,891
Allowance for loan and lease losses (acquired
loan portfolio) - balance at end of period	765	1,353	1,270	686	605	1,270

Total allowance for loan and lease losses	27,517	28,014	27,970	26,408	25,458	27,970

Loan Classification - Originated Portfolio
Special Mention	$35,484	$44,725	$42,365	$42,975	$43,099	$42,365
Substandard	21,253	32,917	35,022	37,004	41,969	35,022
Loan Classification - Acquired Portfolio
Special Mention	12,124	14,936	17,322	23,939	29,300	17,322
Substandard	30,273	34,137	33,561	42,433	55,079	33,561
Loan Classifications - Total Portfolio
Special Mention	47,608	59,661	59,687	66,914	72,399	59,687
Substandard	51,526	67,054	68,583	79,437	97,048	68,583

Tompkins Financial Corporation - Summary Financial Data (Unaudited) - continued

RATIO ANALYSIS	Quarter-Ended					Year-Ended
Credit Quality	Jun-14	Mar-14	Dec-13	Sep-13	Jun-13	Dec-13
Nonperforming loans and leases/total loans and leases (7)	0.83%	1.11%	1.22%	1.38%	1.28%	1.22%
Nonperforming assets/total assets	0.66%	0.81%	0.87%	1.00%	0.89%	0.87%
Allowance for originated loan and lease losses/total originated loans and leases	1.02%	1.04%	1.06%	1.06%	1.08%	1.06%
Allowance/nonperforming loans and leases	103.08%	78.88%	71.65%	61.20%	64.99%	71.65%
Net loan and lease losses (recoveries) annualized/total average loans and leases	0.07%	0.09%	(0.12%)	0.14%	0.22%	0.09%

Capital Adequacy (period-end)
Tier 1 capital / average assets	8.79%	8.68%	8.52%	8.37%	8.16%	8.52%
Total capital / risk-weighted assets	13.92%	13.67%	13.42%	13.32%	13.34%	13.42%
Tangible common equity / tangible assets	7.68%	7.38%	7.11%	6.92%	6.65%	7.11%

Profitability
Return on average assets *	1.04%	1.02%	1.15%	1.10%	0.89%	1.03%
Return on average equity *	10.91%	10.88%	12.62%	12.83%	9.87%	11.47%
Net interest margin (TE) *	3.55%	3.60%	3.78%	3.63%	3.58%	3.65%
* Quarterly ratios have been annualized

Non-GAAP Disclosure
Reported noninterest income (GAAP)	$17,720	$17,434	$17,439	$18,528	$16,541	$69,898
Adjustments (pre-tax):
Gain on redemption of trust preferred	0	0	0	(1,410)	0	(1,410)
Gain on deposit conversion	0	0	(1,285)	0	0	(1,285)
Noninterest income (Non-GAAP)	$17,720	$17,434	$16,154	$17,118	$16,541	$67,203

Non-GAAP Disclosure
Reported net income (GAAP)	$13,061	$12,569	$14,290	$14,049	$11,007	$50,856
Adjustments (net of tax):
Merger related expenses	0	0	0	0	22	140
Gain on redemption of trust preferred	0	0	0	(846)	0	(846)
Gain on deposit conversion	0	0	(771)	0	0	(771)
Subtotal adjustments	0	0	(771)	(846)	22	(1,477)
Net operating income (Non-GAAP)	13,061	12,569	13,519	13,203	11,029	49,379
Adjusted diluted earnings per share (Non-GAAP) (9)	$0.87	$0.84	$0.91	$0.89	$0.75	$3.36

Tompkins Financial Corporation - Summary Financial Data (Unaudited) - continued

Non-GAAP Disclosure	Quarter-Ended						Year-Ended
	Jun-14		Mar-14	Dec-13	Sep-13	Jun-13	Dec-13
Reported net income (GAAP)	$13,061		$12,569	$14,290	$14,049	$11,007	$50,856
Merger related expenses (net of tax)	0		0	0	0	22	140
Gain on redemption of trust preferred (net of tax)	0		0	0	(846)	0	(846)
Gain on deposit conversion	0		0	(771)	0	0	(771)
Net operating income (Non-GAAP)	$13,061		$12,569	$13,519	$13,203	$11,029	$49,379
Amortization of intangibles (net of tax)	315		316	329	327	328	1,318
Adjusted net operating income (Non-GAAP)	13,376		12,885	13,848	13,530	11,357	50,697

Average total shareholders' equity	480,063		468,515	449,445	434,482	447,088	443,565
Less: Average goodwill and intangibles	108,019		108,437	108,729	109,277	110,037	109,676
Average tangible shareholders' equity (Non-GAAP)	372,044		360,078	340,716	325,205	337,051	333,889

Adjusted operating return on shareholders' tangible equity (annualized) (Non-GAAP)	14.42%		14.51%	16.13%	16.51%	13.52%	15.18%

Non-GAAP Disclosure
Total shareholders' equity (GAAP)	$489,237		$473,822	$457,939	$444,276	$431,894	$457,939
Less: goodwill and intangibles	107,728		108,250	108,438	108,981	109,540	108,438
Tangible shareholders' equity	381,509		365,572	349,501	335,295	322,354	349,501

Ending shares outstanding	14,853,439		14,829,007	14,749,097	14,692,671	14,599,558	14,749,097
Tangible book value per share (Non-GAAP)	25.68		24.65	23.70	22.82	22.08	23.70

Non-GAAP Disclosure	Year-to-date period ended
	Jun-14	Jun-13
Net income attributable to Tompkins Financial		$
Corporation	25,630		22,516
Adjustments (net of tax):
Merger related expenses	0		155
Subtotal adjustments	0		155
Net operating income (Non-GAAP)	25,630		22,671
Adjusted diluted earnings per share	$1.72		$1.56

(1) Federal Reserve peer ratio as of March 31, 2014, includes banks and bank holding companies with consolidated assets between $3 billion and $10 billion.
(2) "Originated" equals loans and leases not included by definition in "acquired loans"
(3)"Acquired Loans and Leases" equals loans and leases acquired at fair value, accounted for in accordance with FASB ASC Topic 805. "Covered Loans" are loans for which the Company will share losses with the FDIC and consist of loans VIST Bank acquired as part of an FDIC-assisted transaction during the fourth quarter of 2010.
(4) Average balances and yields on available-for-sale securities are based on historical amortized cost.
(5) Interest income includes the tax effects of taxable-equivalent basis.
(6) Nonaccrual loans are included in the average asset totals presented above. Payments received on nonaccrual loans have been recognized as disclosed in Note 1 of the Company's consolidated financial statements included in Part I of the Company's annual report on Form 10-K for the fiscal year ended December 31, 2013.
(7) Certain acquired loans and leases that are past due are not on nonaccrual and are not included in nonperforming loans. The risk of credit loss on these loans has been considered by virtue of the Corporation's estimate of acquisition-date fair value and these loans are considered accruing as the Corporation primarily recognizes interest income through accretion of the difference between the carrying value of these loans and their expected cash flows.
(8) Includes all other real estate owned, including those balances acquired through business combinations.
(9)Earnings per share year-to-date may not equal the sum of the quarterly earnings per share as a result of rounding of average shares.